Exhibit 10.2


                                 AMENDMENT NO. 1
                                       TO
                          SECURITIES PURCHASE AGREEMENT


         AMENDMENT NO. 1 to Securities Purchase Agreement (this "Amendment") is entered into as of November 28, 2000, by and between Kaneb Pipe Line Partners, L.P., a Delaware limited partnership ("Buyer"), and Lancewood, Inc., a Delaware corporation ("Lancewood").


                                    RECITALS

         WHEREAS, Buyer, Lancewood, Shore Terminals LLC, a Delaware limited liability company, Onyx Holdings, Inc., a Delaware corporation, and certain other individuals have entered into that certain Securities Purchase Agreement dated September 22, 2000 (the "Purchase Agreement");

         WHEREAS, Buyer and Lancewood desire to amend the Purchase Agreement and have agreed on such amendment;

         WHEREAS, Section 11.1 of the Purchase Agreement permits Buyer and Lancewood to amend the Purchase Agreement prior to the Closing without the consent (written or oral) of the Company or any other Seller or Onyx; and

         WHEREAS, capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

         NOW, THEREFORE, Buyer and Lancewood agree that the Purchase Agreement is hereby amended as follows:

         1. Amendment of Section 1.2. Section 1.2 of the Purchase Agreement is hereby amended in its entirety to read as follows:

                  "1.2 Closing; Closing Date. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Fulbright & Jaworski L.L.P., 2200 Ross Avenue, Suite 2800, Dallas, Texas 75201, at 10:00 a.m., local time, on January 3, 2001, or at such other time and place and/or on such other date as Buyer and Lancewood may agree upon in writing. Notwithstanding the date on which the Closing occurs, the purchase of the Interests by Buyer shall be deemed for financial and accounting purposes to be effective as of 12:01 a.m., January 1, 2001 (the "Closing Date"), and any profit or loss realized or suffered by the Company subsequent to such time shall inure to the benefit or detriment of Buyer."

         2. Amendment of Section 1.3. (a) The first sentence of Section
1.3 of the Purchase Agreement is hereby amended in its entirety to read as follows:

                  "The aggregate consideration for the Interests shall be (x) $106,000,000 in cash, plus (y) 2,000,000 Limited Partnership Units (the "Units") of Buyer (subject to Buyer's obligation to substitute cash for Units allocated to certain individual Sellers as described below), plus
         (z) $0.35 multiplied by the aggregate number of Units actually delivered to the Sellers hereunder, in cash."

         (b) Section 1.3 of the Purchase Agreement is further amended by adding the following new sentence to the end of said Section 1.3:

                  "Each Seller who receives Units hereunder hereby agrees that he or it shall have no right to the first regularly scheduled quarterly cash distribution payable in 2001 with respect to the Units, and that Buyer may, in its sole discretion, fix a record date for unitholders entitled to such distribution that is prior to the Closing Date."

         3. Amendment of Section 7.1(d). Section 7.1(d) of the Purchase Agreement is hereby amended by changing the date "December 31, 2000" set forth therein to "January 31, 2001."

         4. Confirmation of the Purchase Agreement. Except as to the extent modified by this Amendment, the Purchase Agreement is hereby ratified and confirmed in all respects.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.


                                  KANEB PIPE LINE PARTNERS, L.P.

                                  By:  Kaneb Pipe Line Company,
                                       Its General Partner

                                  By:      ______________________________
                                  Name:    E.D. Doherty
                                  Title:   Chairman and Chief Executive Officer



                                  LANCEWOOD, INC.


                                  By:      ______________________________
                                  Name:    Francis Jacobs
                                  Title:   President